UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2011

FRANKLIN RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-09318	13-2670991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Franklin Parkway, San Mateo, California 94403

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (650) 312-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Exhibit 99.1, which is incorporated by reference herein, is being filed for the purpose of providing an updated description of the common stock of Franklin Resources, Inc. (the “Company”). A description of the Company’s common stock is also set forth under the caption “Description of Registrant’s Securities to be Registered” contained in the Company’s Registration Statement on Form 8-A, filed with the Securities and Exchange Commission (the “SEC”) on November 6, 1986. To the extent the description contained in Exhibit 99.1 is inconsistent with the prior description, it modifies and supersedes the prior description. The description in this Current Report will be available for incorporation by reference into certain of the Company’s filings with the SEC under the Securities Act of 1933 and the Securities Exchange Act of 1934, including registration statements.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibit

Exhibit No.	Description

99.1	Description of Capital Stock

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN RESOURCES, INC.

Date: May 4, 2011	By:	/s/ Maria Gray
		Name:	Maria Gray
		Title:	Vice President and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Description of Capital Stock